News release

FOR IMMEDIATE RELEASE

Avantor® Announces Ger Brophy to Retire in 2024; Benoit Gourdier Appointed EVP, Biopharma Production

RADNOR, Pa. – September 26, 2023 – Avantor, Inc. (NYSE: AVTR), a leading global provider of mission-critical products and services to customers in the life sciences and technology industries, today announced that Benoit Gourdier will join the company as EVP, Biopharma Production on October 2, 2023. Mr. Gourdier will succeed Dr. Ger Brophy, who will retire from the company on February 29, 2024. Following his retirement, Dr. Brophy will continue to serve as an advisor to the company as well as Chair of the Avantor Scientific Advisory Board.

Mr. Gourdier joins Avantor with more than 25 years in the life sciences industry, with a track record of driving growth and leading global commercial organizations. He joins the company from Millipore Sigma, where he most recently served as Senior Vice President and General Manager, BioReliance® Contract Testing Services. Previously, he was Vice President and Head of Bioprocessing within Merck KGaA, Darmstadt, Germany, and held accountability for the Asia Pacific region. Benoit started his career at Millipore where he held various roles in field marketing and sales. He attended Polytech Clermont in France where he earned a master's degree in biotechnology engineering.

"Benoit has a terrific combination of bioprocessing expertise, commercial leadership and business acumen, and a global growth mindset. His appointment reflects our commitment to building a leading bioprocessing platform and a strong Executive Leadership Team," said Michael Stubblefield, President and CEO, Avantor. "I am confident that Benoit will be a major contributor to Avantor's next chapter of growth."

Added Stubblefield, "Ger has been instrumental to building our bioproduction capabilities, scaling our global manufacturing and R&D, and deepening customer relationships. He and Benoit will work closely together over the next five months to ensure a smooth transition, and Ger will continue to provide value as an advisor following his retirement."

Dr. Brophy joined Avantor in 2018. His contributions include expanding Avantor's bioproduction capabilities and geographic footprint, leading development of products and solutions to support new biologic platforms and establishing innovation centers to facilitate customer collaboration around the world.

About Avantor

Avantor®, a Fortune 500 company, is a leading global provider of mission-critical products and services to customers in the life sciences and technology industries. Our portfolio is used in virtually every stage of the most important research, development and production activities in the industries we serve. Our global footprint enables us to serve more than 300,000 customer locations and gives us extensive access to research laboratories and scientists in more than 180 countries. We set science in motion to create a better world. For more information, visit avantorsciences.com and find us on LinkedIn, Twitter and Facebook.

Forward-Looking and Cautionary Statements

This press release contains forward-looking statements. All statements other than statements of historical fact included in this press release are forward-looking statements. Forward-looking statements discuss our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business.

Forward-looking statements are inherently subject to risks, uncertainties and assumptions; they are not guarantees of performance. You should not place undue reliance on these statements. We have based these forward-looking statements on our current expectations and projections about future events. Although we believe that our assumptions made in connection with the forward-looking statements are reasonable, we cannot assure you that the assumptions and expectations will prove to be correct. Factors that could contribute to these risks, uncertainties and assumptions include, but are not limited to, the factors described in "Risk Factors" in our most recent Annual Report on Form 10-K and quarterly reports on Form 10-Q, as such risk factors may be updated from time to time in our periodic filings with the SEC.

All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. In addition, all forward-looking statements speak only as of the date of this press release. We undertake no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise other than as required under the federal securities laws.

Global Media Contact

Emily Collins
Vice President, External Communications
Avantor
332-239-3910
Emily.Collins@avantorsciences.com

Investor Relations Contact

Christina Jones
Vice President, Investor Relations
Avantor

805-617-5297
Christina.Jones@avantorsciences.com

SOURCE: Avantor and Financial News